Acquisition	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Business Combinations [Abstract]
Acquisition

4. Acquisition

In September 2021, Heliogen acquired 100% of the equity interests of HelioHeat GmbH (“HelioHeat”), a private limited liability company in Germany engaged in the development, planning and construction of renewable energy systems and components, including a novel solar receiver (the “HelioHeat Acquisition”).

The components of the fair value of consideration transferred are as follows ($ in thousands):

Cash paid at closing(1)	$1,714
Contingent consideration(2)	2,009
Settlement of pre-existing relationship	45
Total fair value of consideration transferred	$3,768

____________

(1)      Includes $0.5 million of cash paid to an escrow that becomes payable to the selling shareholders of HelioHeat to the extent the funds are not used to offset certain costs incurred for the assumed customer projects. The amount is being treated as consideration transferred as the release of the funds is likely to occur.

(2)      No change in the fair value of the contingent consideration was identified or recorded during the three months ended March 31, 2022.

The following table summarizes the purchase price allocation as of the acquisition date and measurement period adjustments recognized during the three months ended March 31, 2022:

	As of December 31, 2021	Measurement Period Adjustments	As of March 31, 2022
$ in thousands	Preliminary Valuation		Revised Valuation
Cash and cash equivalents	$30	$—	$30
Prepaid and other current assets	33	—	33
Property, plant and equipment, net	6	—	6
Intangible asset	—	4,204	4,204
Goodwill	4,204	(3,093)	1,111
Total assets acquired	4,273	1,111	5,384
Accrued expenses and other current liabilities	74	—	74
Contract liabilities	390	—	390
Debt	41	—	41
Deferred tax liabilities	—	1,111	1,111
Total liabilities assumed	505	1,111	1,616
Net assets acquired	$3,768	$—	$3,768

The Company recorded measurement period adjustments based on the valuation of the intangible asset related to developed technology associated with HelioHeat’s solar receiver technology and the related deferred tax impact. The purchase price allocation resulted in the recognition of $1.1 million in goodwill, which includes measurement period adjustments, of which none is expected to be tax deductible. Goodwill represents the value expected to be received from the synergies of integrating HelioHeat’s operations with Heliogen’s operations to expand commercial opportunities and the assembled workforce in place. The purchase price allocation for the HelioHeat Acquisition was finalized as of March 31, 2022. As a result of the net impact of measurement period adjustments during the three months ended March 31, 2022, the Company recognized a deferred tax benefit of $0.6 million.

The fair value of the intangible asset was estimated using the replacement cost approach, which was based on Level 3 inputs. Significant valuation assumptions include management’s estimated costs to reproduce HelioHeat solar receiver technology if the Company had developed the technology using its own resources, developer’s profit margin based on estimated market participants’ required margin, and an estimated discount for economic obsolescence. The intangible asset will be amortized over its estimated useful life of ten years.

6. Acquisition

In August 2021, Heliogen entered into an agreement to acquire 100% of the equity interests of HelioHeat, a private limited liability company in Germany (the “HelioHeat Agreement”). The HelioHeat Acquisition closed on September 1, 2021. HelioHeat is engaged in the development, planning and construction of renewable energy systems and components, including a novel solar receiver. Heliogen acquired HelioHeat in order to own and use HelioHeat’s particle receiver technology in future commercial-scale facilities for our customers. Pursuant to the HelioHeat Agreement, at closing, cash consideration of approximately $1.0 million was paid to HelioHeat’s shareholders,

$0.5 million was deposited in an escrow account that becomes payable to HelioHeat’s shareholders to the extent the funds are not used by Heliogen to offset certain future costs on HelioHeat’s active customer projects, and $0.2 million was used to repay certain of HelioHeat’s outstanding indebtedness. Additionally, pursuant to the HelioHeat Agreement, $3.0 million is payable to HelioHeat’s shareholders in future periods, of which $0.5 million is payable upon service conditions being met over a three-year period for retained employees and $2.5 million subject to earn-out provisions is payable if Heliogen uses and sells HelioHeat’s solar receiver technology in a commercial product, fully operational and tested, within five years of closing.

The components of the preliminary fair value of consideration transferred are as follows ($ in thousands):

Cash paid at closing(1)	$1,714
Contingent consideration	2,009
Settlement of pre-existing relationship	45
Total fair value of consideration transferred	$3,768

____________

(1)      Includes $0.5 million of cash paid to an escrow that becomes payable to the selling shareholders of HelioHeat to the extent the funds are not used to offset certain costs incurred for the assumed customer projects. The amount is being treated as consideration transferred as the release of the funds is likely to occur.

We accounted for the HelioHeat Acquisition using the acquisition method of accounting, which requires, among other things, that assets acquired at their fair values and liabilities assumed be recognized on the balance sheet as of the acquisition date. The purchase price allocation for the HelioHeat Acquisition is preliminary as of December 31, 2021 pending the completion of a valuation of the expected intangible asset to be recognized related to developed technology associated with HelioHeat’s particle receiver technology and the completion of a valuation of this intangible asset. All other amounts recognized were finalized as of December 31, 2021.

The following table summarizes the preliminary purchase price allocation as of the acquisition date ($ in thousands):

Cash and cash equivalents	$30
Prepaid and other current assets	33
Property, plant and equipment, net	6
Goodwill	4,204
Total assets acquired	4,273
Accrued expenses and other current liabilities	74
Contract liabilities(1)	390
Debt	41
Total liabilities assumed	505
Net assets acquired	$3,768

____________

(1)      The acquired contract liability for the assumed customer contracts was measured in accordance with ASC 606 pursuant to ASU 2021-08, which the Company early adopted.

The preliminary purchase consideration allocation resulted in the recognition of $4.2 million in goodwill, of which none is expected to be tax deductible. Goodwill represents the value expected to be received from the synergies of integrating HelioHeat’s operations with Heliogen operations to expand commercial opportunities and the assembled workforce in place.

The fair value of contingent consideration is approximately $2.0 million. We believe the payment of this consideration to be probable and have estimated its fair value as of the acquisition date using a probability-weighted discounted cash flow model utilizing estimated timing for the commissioning and required operational period of a commercial facility using the acquired particle receiver technology.

During the year ended December 31, 2021, we incurred approximately $0.1 million of acquisition costs that were expensed as incurred.

During the year ended December 31, 2021, we recognized revenues of $0.4 million and a net loss of $0.7 million related to HelioHeat’s operations. Pro forma financial information for HelioHeat has not been provided as it has been deemed immaterial.